                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 14, 2003
                                 --------------
                Date of Report (Date of earliest event reported)


                               PENFORD CORPORATION
             (Exact name of registrant as specified in its charter)

                                   Washington
                                   ----------
                 (State or other jurisdiction of incorporation)



                0-11488                                  91-1221360
---------------------------------------     ------------------------------------
         Commission File Number                       (I.R.S. Employer
                                                      Identification No.)


       7094 South Revere Parkway,
          Englewood, Colorado                            80112-3932
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)



                                 (303) 649-1900
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report



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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 14, 2003, we completed a private placement of 650,000 shares of our common stock to an institutional investor for gross proceeds of approximately $7.2 million. A copy of the Securities Purchase Agreement and the press release issued by us announcing the completion of the private placement are attached hereto as exhibits.

         References in this Form 8-K to "us," "we," "our" or "company" mean Penford Corporation.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K:



         Exhibit No.                      Description
         -----------                      ------------
         10.1           Securities Purchase Agreement dated March 14, 2003

         99.1           Press release dated March 20, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Penford Corporation
                                       -----------------------------------------
                                       (Registrant)




March 20, 2003                                /s/ Steven O. Cordier
                                       -----------------------------------------
                                                  Steven O. Cordier
                                        Vice President, Chief Financial Officer
                                        and Corporate Secretary



                                  EXHIBIT INDEX


         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.


         Exhibit No.                          Description
         -----------                          -----------
         10.1                Securities Purchase Agreement dated March 14, 2003

         99.1                Press release dated March 20, 2003